Supplement dated August 22, 2011 to the prospectuses listed below, as supplemented

Fund	Prospectus Material Number	Effective Date
Columbia Floating Rate Fund	S-6501-99 G	09/27/2010
Columbia Inflation Protected Securities Fund	S-6280-99 J	09/27/2010

The section “Buying and Selling Shares” in the Summary of the Fund is hereby revised and replaced as follows:

BUYING AND SELLING SHARES

		Individual retirement
	Nonqualified accounts (all classes	accounts (all classes	Class I
Minimum Initial Investment	except I, R and W)	except I, R and W)	Class R	Class W
For investors other than systematic investment plans	$5,000	$5,000	None	$500
Systematic investment plans	$5,000	$5,000	None	$500

S-6501-6 A (8/11)